UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2012

Acacia Diversified Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas	1-14088	75-2095676
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3512 E. Silver Springs Blvd - #243, Ocala, FL 34470
(Address of Principal Executive Offices)

(877) 513-6294
(Registrant’s Telephone Number, Including Area Code)

Acacia Automotive Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The following 8-K is being filed with disclosure of the following Items: 1.01, 2.01, 2.05, 3.03, 5.02, 5.03, 5.07,7.01, 8.01 and 9.01.  Due to limits to the number of Item Numbers that can be listed to view on the filing header, we have not listed Item 8.01 in the header information but it is included within this 8-K filing.

Item 1.01 Entry into a Material Definitive Agreement

(1) On July 26, 2012, eight (8) shareholders of the Company, themselves holding approximately 67.76% of the total outstanding common shares of the Company entered into a Written Consent In Lieu of a Special Meeting of Shareholders (the “Shareholders Resolution”). Among other matters, the Shareholders Resolution ratified the Company's execution, and performance thereunder, of the Asset Purchase Agreement dated June 26, 2012 (the “Agreement”) with Southern Vehicle Auctions, Inc. (“SVAI”). Pursuant to the Agreement, the Company agreed to sell the assets of its wholly-owned subsidiary, Acacia Augusta Vehicle Auction, Inc. (“AAVA”) to SVAI for the sum of $1,450,000 (the “Purchase Price”).

AAVA is the operating entity for the business commonly known as the Augusta Vehicle Auction, located in North Augusta, South Carolina (the “Auction”). The Auction constitutes the lone operating asset and source of revenue for both AAVA and the Company. The closing date of the transaction was July 31, 2012. Management believes that the proceeds of the transaction will provide the Company with sufficient capital to pursue new business opportunities.

The Agreement contained terms and conditions typical of transactions of the sort. To wit, pursuant thereto, the Company agreed to convey, sell and transfer to SVAI, certain material assets and the related business of AAVA, which included, but are not limited to, the trade name “Augusta Auto Auction”, customer lists, miscellaneous intangible assets such as internet domain names and various equipment used in the operation of the business. The assignment of the assets was consummated by a bill of sale executed on even date as the Agreement.

The Agreement provided for payment of the Purchase Price in installments. The Company received the aggregate sum of $150,000.00 effective as of February 28, 2012.  SVAI thereafter made a promissory note in the principal amount of $212,500.00 in favor of the Company on even date as the Agreement. Finally, on July 31, 2012, SVAI caused the balance of $1,087,500.00 to be paid to the Company.

A true and accurate copy of the Agreement, together with the exhibits thereto, is filed as an Exhibit to this report.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward statements relate to the Company's ability to pursue new business opportunities and execute its business plan. Among the factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the ability of management to identify and assess potentially profitable business opportunities and certain other factors that may affect future operating results. In addition, the statements in this Current Report on Form 8-K represent the Company's expectations and beliefs as of the date of this report. The Company anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's expectations or beliefs as of any date subsequent to the date of this report.

(2) On July 26, 2012, eight (8) shareholders of the Company, themselves holding approximately 67.76% of the total outstanding common shares of the Company entered into a Written Consent In Lieu of a Special Meeting of Shareholders (the “Shareholders Resolution”). Among other matters, the Shareholders Resolution ratified an amendment to the employment agreement of the Company's Chief Executive Officer, Steven Sample (the “Amendment”). The Amendment, in relevant part, provides that Mr. Sample's employment agreement with the Company will now terminate on December 31, 2017 (the “Employment Agreement”).

All other material terms of Mr. Sample's employment agreement remain largely unchanged. To wit, Mr. Sample shall be paid a salary of $190,000.00, together with an employment bonus due and payable within ninety (90) days of the Amendment.  Mr. Sample shall be further entitled to an annual bonus equal to thirty-five (35%) percent of his salary should the Company meet or exceed certain performance targets, to be hereinafter established by our Board of Directors, from time to time. Finally, the Amendment further provided that Mr. Sample shall now receive a grant of 200,000 options to purchase the Company's common stock forty-eight (48) months after said Amendment.

A true and accurate copy of the Amendment and Employment Agreement is filed as an Exhibit to this report.

Item 2.01. Completion of Acquisition or Disposition of Assets

On July 31, 2012, pursuant to the Asset Purchase Agreement dated June 26, 2012 (the “Agreement”) the Company completed a sale of certain assets and the related business of Acacia Augusta Vehicle Auction, Inc. (“AAVA”) to Southern Vehicle Auction, Inc. (“SVAI”) for the sum of $1,450,000.00. AAVA is the operating entity for the business commonly known as the Augusta Auto Auction, located in North Augusta, South Carolina (the “Auction”). The Auction constitutes the lone operating asset and source of revenue for both AAVA and the Company. The closing date of the transaction was July 31, 2012.

The Agreement contained terms and conditions typical of transactions of the sort. To wit, pursuant thereto, the Company agreed to convey, sell and transfer to SVAI, certain material assets of AAVA, which included, but are not limited to, the trade name “Augusta Auto Auction”, customer lists, miscellaneous intangible assets such as internet domain names and various equipment used in the operation of the business. The assignment of the assets was consummated by a bill of sale executed on even date as the Agreement.

A true and accurate copy of the Agreement, together with the exhibits thereto, is filed as Exhibit A to this report.

Item 2.05. Costs Associated with Exit or Disposal Activities

On July 31, 2012, pursuant to the Asset Purchase Agreement dated June 26, 2012 (the “Agreement”), the Company completed a sale of certain assets and the related business of Acacia Augusta Vehicle Auction, Inc. (“AAVA”) to Southern Vehicle Auctions, Inc. (“SVAI”) for the sum of $1,450,000. AAVA is the operating entity for the business commonly known as the Augusta Auto Auction, located in North Augusta, South Carolina (the “Auction”). In connection with the transaction, the Company incurred legal and other associated fees in the amount of approximately $10,000.00.

A true and accurate copy of the legal opinion provided by the Company's legal counsel is filed as an Exhibit to this report.

Item 3.03. Material Modification to Rights of Security Holders

On February 28, 2012, the Board of Directors of the Company, by Unanimous Written Consent of even date (the “Board Resolution”), approved the amendment and restatement of the Company's Bylaws (the “Bylaws”). Among the amendments to the Bylaws agreed to by the Directors included certain provisions relating to the indemnification of the Officers and Directors of the Company, as contained in Article IX. The purpose and intent of such amendment was to conform the Bylaws to the newly enacted Texas Business Organizations Code (the “Code”)

Specifically, the Company shall hold harmless any Director for monetary damages relating to said Director's breach of fiduciary duty, except in instances relating to breach of loyalty, bad faith or the receipt of an improper personal benefit. Moreover, the amendment further provides that the Company shall indemnify any Officer or Director in regards to reasonable expenses incurred by the same in actions emanating from the performance of their duties on behalf of the Company. While the Bylaws contained a general provision relating to the indemnification of the Officers and Directors of the Company prior to amendment, our legal counsel has indicated to the Board of Directors that the provisions contained in the Code may offer our Officer and Directors greater protections.

Thus, the shareholders of the Company, absent special circumstances, will have only limited recourse against its Officers and Directors.

A true and accurate copy of the Bylaws are filed as an Exhibit to this report.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 26, 2012, the Company entered into an amendment to its employment agreement with its Chief Executive Officer, Steven L. Sample (the “Amendment”) (the “Employment Agreement”). The Amendment increased Mr. Sample's annual salary by $10,000.00 to $190,000.00 per annum. The Amendment further provided that Mr. Sample shall be entitled to an annual bonus equal to thirty-five (35%) percent of his salary should the Company meet or exceed certain performance targets, to be hereinafter established by our Board of Directors, from time to time. Finally, the Amendment further provided that Mr. Sample shall now receive a grant of 200,000 options to purchase the Company's common stock forty-eight (48) months after said Amendment.

A true and accurate copy of the Amendment and Employment Agreement is filed as an Exhibit to this report.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(1)  On February 28, 2012, the Board of Directors of the Company, by Unanimous Written Consent of even date (the “Board Resolution”), approved the amendment and restatement of the Company’s Bylaws (the “Bylaws”). In significant part, the amendments were made to conform the Bylaws to the newly enacted Texas Business Organizations Code.  The material amendments to the Bylaws include:

a.           Paragraph 2.02 of the Bylaws was amended to provide that the Directors of the Company shall continue to serve in such capacity until further election of directors, should the Annual Meeting of the Company not be held in a timely fashion;

b.           Paragraph 2.08 of the Bylaws was amended to provide that those holders of any equity securities of the Company shall be entitled to levy that number of votes attached to such securities in accordance with rights afforded thereunder;

c.           Paragraph 3.04 of the Bylaws was amended to provide that a vote representing fifty-one (51%) percent of the total outstanding votes may cause a Director of the Company to be removed at any Special Meeting of Shareholders or by written consent in lieu of such Meeting;

d.           Article IX of the Bylaws was amended to provide for the Permissive and Mandatory Indemnification of the Officers and Directors of the Company as provided for in the Texas Business Organizations Code. Specifically, the Company shall hold harmless any Director for monetary damages relating to said Director's breach of fiduciary duty, except in instances relating to breach of loyalty, bad faith or the receipt of an improper personal benefit. Moreover, the amendment further provides that the Company shall indemnify any Officer or Director in regards to reasonable expenses incurred by the same in actions emanating from the performance of their duties on behalf of the Company; and

e.           The Bylaws of the Company were re-titled as the “Restated Bylaws”.

A true and accurate copy of the Restated Bylaws is filed as an Exhibit to this report.

(2) On July 26, 2012, eight (8) shareholders of the Company, themselves holding approximately 67.76% of the total outstanding common shares of the Company entered into a Written Consent In Lieu of a Special Meeting of Shareholders (the “Shareholders Resolution”). Among other matters, the Shareholders Resolution ratified certain changes to the Company's Articles of Incorporation (the “Articles”) to conform, and reference, the Texas Business Organizations Code (the “Code”). The Articles, as previously stated, made reference to the Texas Business Corporation Act, which has since been repealed.

A true and accurate copy of the Restated Articles of Incorporation is filed as an Exhibit to this report.

(3) On July 26, 2012, eight (8) shareholders of the Company, themselves holding approximately 67.76% of the total outstanding common shares of the Company entered into a Written Consent In Lieu of a Special Meeting of Shareholders (the “Shareholders Resolution”). Among other matters, the Shareholders Resolution ratified certain changes to the Company's Articles of Incorporation (the “Articles”) to change the name of the Company from Acacia Automotive, Inc. to Acacia Diversified Holdings, Inc.

A true and accurate copy of the Restated Articles of Incorporation is filed as an Exhibit to this report.

Item 5.07. Submission of Matters to a Vote of Security Holders

On July 26, 2012, eight (8) shareholders of the Company, themselves holding approximately 67.76% of the total outstanding common shares of the Company entered into a Written Consent In Lieu of a Special Meeting of Shareholders (the “Shareholders Resolution”). The Shareholder Resolution considered a number of matters, including:

a.           The Shareholders Resolution ratified the Company's execution, and performance thereunder, of the Asset Purchase Agreement dated June 26, 2012 (the “Agreement”) with Southern Vehicle Auctions, Inc. (“SVAI”). Pursuant to the Agreement, the Company agreed to sell the assets of its wholly-owned subsidiary, Acacia Augusta Vehicle Auction, Inc. (“AAVA”) to SVAI for the sum of $1,450,000 (the “Purchase Price”);

b.           The Shareholders Resolution ratified certain changes to the Company's Articles of Incorporation (the “Articles”) to conform, and reference to, the Texas Business Organizations Code (the “Code”). The Articles, as previously stated, made reference to the Texas Business Corporation Act, which has since been repealed;

c.           The Shareholders Resolution ratified certain changes to the Company's Articles of Incorporation (the “Articles”) to change the name of the Company from Acacia Automotive, Inc. to Acacia Diversified Holdings, Inc.;

d.           The Shareholders Resolution ratified an amendment to the employment agreement of the Company's Chief Executive Officer, Steven Sample (the “Amendment”). The Amendment, in relevant part, provides that Mr. Sample's employment agreement with the Company will now terminate on December 31, 2017 (the “Employment Agreement”); and

e.           The Shareholder Resolution ratified certain amendments to the Company's Acacia Automotive, Inc. 2007 Stock Incentive Plan, extending its term and renaming it the Acacia Diversified Holdings, Inc. 2012 Stock Incentive Plan;

Item 7.01.  Regulation FD Disclosure

On July 31, 2012, pursuant to the Asset Purchase Agreement dated June 26, 2012 (the “Agreement”) the Company completed a sale of certain assets and the related business of Acacia Augusta Vehicle Auction, Inc. (“AAVA”) to Southern Vehicle Auction, Inc. (“SVAI”) for the sum of $1,450,000.00. In accordance with the Texas Business Corporation Act, the Board of Directors of the Company caused a letter detailing the transaction to be sent to each of its shareholders of record (The “Shareholder Letter”). The foregoing description is qualified in its entirety to the information contained in this Current Report on Form 8-K as well as the Shareholder Letter filed as an Exhibit thereto.

Item 8.01.  Other Events

On July 26, 2012, eight (8) shareholders of the Company, themselves holding approximately 67.76% of the total outstanding common shares of the Company entered into a Written Consent In Lieu of a Special Meeting of Shareholders (the “Shareholders Resolution”). The Shareholder Resolution considered a number of matters, including, specifically, an amendment to the Acacia Automotive, Inc. 2007 Stock Incentive Plan  (the “Plan”). In relevant part, the Shareholder Resolution amended the Plan to provide for a termination date of [date]. Moreover, the Plan was renamed the Acacia Diversified Holdings, Inc. 2012 Stock Incentive Plan. All other material terms of the Plan remain in full force and effect.

A true and accurate copy of the Plan is attached as an exhibit hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 3.1	Restated Bylaws of the Company dated February 28, 2012

Exhibit 3.2	2012 Amended and Restated Articles of Incorporation dated July 26, 2012

Exhibit 5	Legal Opinion of Adam S. Tracy dated August 24, 2012

Exhibit 10.1	Asset Purchase Agreement dated July 26, 2012

Exhibit 10.2	Bill of Sale and Assignment of Intangible Assets dated July 26, 2012

Exhibit 10.3	Employment Agreement of Steven L. Sample dated January 1, 2011

Exhibit 10.4	Amendment to Employment Agreement of Steven L. Sample dated July 26, 2012

Exhibit 99.1	Letter to Shareholders of Acacia Diversified Holdings, Inc. dated August 27, 2012

Exhibit 99.2	Acacia Diversified Holdings, Inc. 2012 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACACIA DIVERSIFIED HOLDINGS, INC.

Date: August 27, 2012	By:	/s/ Steven L. Sample
Steven L. Sample
Chief Executive Officer